Exhibit 99.2 Parker Hannifin Corporation 1st Quarter Fiscal Year 2020 Earnings Release October 31, 2019

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. Additionally, the actual impact of changes in tax laws in the United States and foreign jurisdictions and any judicial or regulatory interpretation thereof on future performance and earnings projections may impact the company’s tax calculations. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of CLARCOR, LORD Corporation or Exotic Metals; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; global competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure and undertakes no obligation to update them unless otherwise required by law. This presentation contains references to non-GAAP financial information for Parker, including organic sales for Parker and by segment, adjusted cash flow from operating activities, adjusted earnings per share, adjusted operating margin for Parker and by segment, EBITDA, adjusted EBITDA, EBITDA margin, and free cash flow. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. For Parker, adjusted EBITDA is defined as EBITDA before business realignment, Integration costs to achieve, and acquisition related expenses. Free cash flow is defined as cash flow from operations less capital expenditures . Although organic sales, adjusted cash flow from operating activities, adjusted earnings per share, adjusted operating margin for Parker and by segment, EBITDA, adjusted EBITDA, EBITDA margin and free cash flow are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the period presented. The presentation also references non-GAAP financial information related to Parker’s acquisitions of LORD Corporation and Exotic Metals, including adjusted operating income and earnings per share. Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Please visit www.PHstock.com for more information 2

Agenda • Chairman & CEO Comments • Results & Outlook • Questions & Answers 3

Highlights of Quarter Results Summary of fiscal 2020 first quarter . Safety: 25% reduction in recordable incidents; Top Quartile safety incident rate . Strong Q1 margins and operating cashflow; sales reflect challenging macro conditions . EBITDA margin increased to 18.4% as reported and 19.1% adjusted . Cash flow from operations 13.5%, a Q1 record at $449 million; 12.0% FCF, and 118% FCF conversion Exciting Recent Announcements . Launched The Win Strategy™ 3.0 and Purpose Statement . Closed both LORD Corporation and Exotic Metals Forming acquisitions Outlook . Revising guidance: weakened order entry from macro conditions and trade uncertainties . Business realignment expenses increased to $40 million . Expect continued strong cash flow from operations . Future outlook remains very positive 4

Parker’s Competitive Differentiators . The Win Strategy™ . Decentralized business model . Technology breadth & interconnectivity . Engineered products with intellectual property . Long product life cycles . Global distribution, service & support . Low capital investment requirements . Great generators and deployers of cash over the cycle 5

Diluted Earnings per Share 1st Quarter FY2020 vs. FY2019 As Reported Adjusted $2.84 $2.79 $2.76 $2.60 FY20 Q1 FY19 Q1 FY20 Q1¹ FY19 Q1² 1 Adjusted for Business Realignment Charges, LORD and Exotic Costs to Achieve, Acquisition Related Expenses and the tax effect of such adjustments 6 2 Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, and the tax effect of such adjustments

Influences on Adjusted Earnings per Share 1st Quarter FY2020 vs. FY2019 $0.02 ($0.15) $0.13 $0.01 ($0.12) $0.09 ($0.15) $0.09 $2.76 $2.84 FY19 Q1 Exotic Legacy Interest Interest Other Corporate Income Average FY20 Q1 Adjusted Operating Parker Expense Income Expense G&A Tax Rate Shares Adjusted EPS¹ Income Operating Expense EPS² Income 1 Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, and the tax effect of such adjustments 7 2 Adjusted for Business Realignment Charges, LORD and Exotic Costs to Achieve, Acquisition Related Expenses, and the tax effect of such adjustments

Sales & Segment Operating Margin Total Parker $ in millions 1st Quarter % FY2020 Change FY2019 Sales As Reported $ 3,335 (4.2)% $ 3,479 Acquisitions1 21 0.6 % Currency (51) (1.5)% Organic Sales $ 3,365 (3.3)% % of % of FY2020 Sales FY2019 Sales Segment Operating Margin As Reported $ 567 17.0% $ 591 17.0 % Business Realignment 5 3 Integration Costs to Achieve2 4 6 Acquisition Related Expenses3 2 - Adjusted $ 578 17.3% $ 600 17.2% 8 1: Acquisitions reflect Exotic (closed 9/16/19). 2: Integration Costs to Achieve for LORD and Exotic (FY20), CLARCOR (FY19). 3: Acquisition Related Expenses for Exotic (FY20)

FY2020 Q1 Acquisitions Impact on Segment Margins As Reported FY19 Q1 FY20 Q1 Total Total Legacy $M Parker Parker Exotic Parker Sales $3,479 $3,335 $21 $3,313 Operating Income $591 $567 $0.2 $567 Operating Margin 17.0% 17.0% 1.1% 17.1% Adjusted* FY19 Q1 FY20 Q1 Total Total Legacy $M Parker Parker Exotic Parker Sales $3,479 $3,335 $21 $3,313 Operating Income $600 $578 $3.3 $575 Operating Margin 17.2% 17.3% 15.7% 17.3% 9 *Adjusted for Business Realignment Charges, Integration Costs to Achieve, and Acquisition Related Expenses

Sales & Segment Operating Margin Diversified Industrial North America $ in millions 1st Quarter % FY2020 Change FY2019 Sales As Reported $ 1,625 (3.4)% $ 1,681 Acquisitions - - % Currency (3) (0.2)% Organic Sales $ 1,628 (3.2)% % of % of FY2020 Sales FY2019 Sales Segment Operating Margin As Reported $ 275 16.9% $ 275 16.4 % Business Realignment 3 1 Integration Costs to Achieve1 3 4 Adjusted $ 281 17.3% $ 280 16.6% 10 1: Integration Costs to Achieve for LORD (FY20), CLARCOR (FY19)

Sales & Segment Operating Margin Diversified Industrial International $ in millions 1st Quarter % FY2020 Change FY2019 Sales As Reported $ 1,079 (12.6)% $ 1,234 Acquisitions - - % Currency (48) (3.9)% Organic Sales $ 1,127 (8.7)% % of % of FY2020 Sales FY2019 Sales Segment Operating Margin As Reported $ 169 15.6% $ 206 16.7 % Business Realignment 2 2 Integration Costs to Achieve1 0 2 Adjusted $ 171 15.9% $ 210 17.0% 11 1: Integration Costs to Achieve for LORD (FY20), CLARCOR (FY19)

Sales & Segment Operating Margin Aerospace Systems $ in millions 1st Quarter % FY2020 Change FY2019 Sales As Reported $ 631 11.8% $ 564 Acquisitions1 21 3.7 % Currency (1) (0.1)% Organic Sales $ 611 8.2% % of % of FY2020 Sales FY2019 Sales Segment Operating Margin As Reported $ 123 19.5% $ 110 19.5 % Business Realignment (0) - Integration Costs to Achieve1 1 - Acquisition Related Expenses1 2 - Adjusted $ 126 20.0% $ 110 19.5% 12 1: Acquisitions, Integration Costs to Achieve, and Acquisition Related Expenses reflect Exotic (closed 9/16/19)

Consecutive years with 10%+ Cash Flow from Operating Activities 18 CFOA margins1 YTD FY2020 vs. FY2019 25% Increase $449 $449 $359 $159 $ Millions FY20 FY19 FY20 FY19¹ As Reported Adjusted YTD FY 2020 % of Sales FY 2019 % of Sales As Reported Cash Flow From Operating Activities $ 449 13.5% $ 159 4.6% Discretionary Pension Plan Contribution - 200 Adjusted Cash Flow From Operating Activities $ 449 13.5% $ 359 10.3% 13 1: Adjusted for Discretionary Pension Plan Contributions

Order Rates Sep 2019 Jun 2019 Sep 2018 Jun 2018 Total Parker (2)% (3)% 5% 8 % Diversified Industrial North America (6)% (4)% 8% 9 % Diversified Industrial International (10)% (8)% 3% 5 % Aerospace Systems 22% 10% 3% 10 % Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average 14

FY2020 Guidance Including Acquisitions EPS Midpoint: $8.93 As Reported, $10.50 Adjusted Sales Growth vs. Prior Year Diversified Industrial North America (1.2)% - 1.8% Diversified Industrial International (11.2)% - (8.2)% Aerospace Systems 18.2% - 21.2% Total Parker (1.3)% - 1.7% Segment Operating Margins As Reported Adjusted¹ Diversified Industrial North America 14.8% - 15.4% 15.8% - 16.4% Diversified Industrial International 12.6% - 13.2% 13.9% - 14.3% Aerospace Systems 18.8% - 19.4% 19.7% - 20.1% Total Parker 15.0% - 15.5% 16.0% - 16.5% Below the Line Items As Reported Corporate General & Administrative Expense, Interest and Other $ 677 M Tax Rate As Reported Full Year 23% Shares Diluted Shares Outstanding 130.3 M Earnings Per Share As Reported Adjusted¹ Range $8.53 - $9.33 $10.10 - $10.90 1: Expected FY20 Adjusted Segment Operating Margins and Expected Adjusted Earnings Per Share exclude FY20 Business Realignment Charges of $40M, Costs to Achieve of $27M, and one-time Acquisition Related Expenses of $200M. 15

FY2020 Guidance Reconciliation of Q1 Beat and Updated Guidance Legacy PH Legacy PH + Acquisitions Q2 – Q4 Q2 – Q4 1 Adjusted for Business Realignment Charges and the tax effect of such adjustments 2 Adjusted for Business Realignment Charges, Integration Costs to Achieve, and Acquisition Related Expenses and the tax effect of such adjustments 16 Note: Segment Operating Income includes FY20 Amortization expense estimated at $38M for Exotic and $65M for LORD.

Impact of Acquisitions As Reported FY19 FY20 Q1 FY20 Exotic + $M Total Parker Total Parker Total Parker LORD Legacy Parker Sales $14,320 $3,335 $14,348 $1,057 $13,291 Operating Income $2,431 $567 $2,187 $21 $2,166 Operating Margin 17.0% 17.0% 15.2% 2.0% 16.3% EBITDA Margin 17.9% 18.4% 16.8% 3.7% 17.9% Adjusted FY19 FY20 Q1 FY20 Exotic + $M Total Parker Total Parker Total Parker LORD Legacy Parker Sales $14,320 $3,335 $14,348 $1,057 $13,291 Operating Income $2,460 $578 $2,335 $127 $2,209 Operating Margin 17.2% 17.3% 16.3% 12.0% 16.6% EBITDA Margin 18.2% 19.1% 18.7% 24.8% 18.2% 17 *Adjusted for Business Realignment Charges, Integration Costs to Achieve, and Acquisition Related Expenses

Key Messages . Pleased with continued progress . Cash flow and operating margin resilience . Parker’s transformation continues . Well on our way to best-in-class company . Confidence in reaching our FY’23 5-year targets Thanks again to our Global Team Members 18

Appendix . Acquisitions Impact on FY2020 Guidance . Consolidated Statement of Income . Adjusted Amounts Reconciliation . Reconciliation of EPS . Business Segment Information . Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin . Reconciliation of EBITDA to Adjusted EBITDA . Consolidated Balance Sheet . Consolidated Statement of Cash Flows . Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations . Reconciliation of Free Cash Flow Conversion . Reconciliation of Forecasted EPS . Supplemental Sales Information – Global Technology Platforms

Acquisitions Impact on FY2020 Guidance Acquisitions EPS Impact – FY2020 Guide Combined Q1 A Q2 G 2H G FY20 Q2 G 2H G FY20 Exotic + $M Exotic Exotic Exotic Exotic LORD LORD LORD LORD Sales $21 $107 $227 $355 $181 $521 $702 $1,057 Operating Income (As Reported) $0 $0 $33 $33 ($29) $17 ($12) $21 Operating Income (Adjusted)1 $3 $14 $34 $51 $21 $55 $76 $127 Incremental Interest Expense $3 $13 $26 $42 $21 $63 $83 $126 Incremental Pre-tax Income $0 $1 $8 $9 ($0) ($8) ($8) $1 (Adjusted)* EPS Accretion $0.00 $0.00 $0.04 $0.05 $(0.00) $(0.05) $(0.05) $0.00 *Acquisition Related Expenses & Integration Costs to Achieve Adjustments to Operating Income $3 $14 $1 $18 $50 $38 $88 $106 Adjustments below Operating Income $14 - - $14 $104 - $104 $118 21 Note: Totals may not foot due to rounding. LORD Sales split 60% Diversified Industrial North America, 35% Diversified Industrial International, and 5% Aerospace Systems. Exotic Sales 100% in Aerospace Systems

Consolidated Statement of Income (Unaudited) Three Months Ended September 30, (Dollars in thousands except per share amounts) 2019 2018 Net sales $ 3,334,511 $ 3,479,294 Cost of sales 2,479,741 2,594,823 Selling, general and administrative expenses 399,179 394,322 Interest expense 69,956 44,339 Other (income) expense, net (47,521) (13,913) Income before income taxes 433,156 459,723 Income taxes 94,115 83,824 Net income 339,041 375,899 Less: Noncontrolling interests 143 188 Net income attributable to common shareholders $ 338,898 $ 375,711 Earnings per share attributable to common shareholders: Basic earnings per share $ 2.64 $ 2.84 Diluted earnings per share $ 2.60 $ 2.79 Average shares outstanding during period - Basic 128,463,992 132,361,654 Average shares outstanding during period - Diluted 130,130,076 134,664,496 CASH DIVIDENDS PER COMMON SHARE (Unaudited) Three Months Ended September 30, (Amounts in dollars) 2019 2018 Cash dividends per common share $ 0.88 $ 0.76 22

Adjusted Amounts Reconciliation (Dollars in thousands, except per share data) (Unaudited) Year-to-Date FY 2020 Business Lord Exotic Acquisition As Reported Realignment Costs to Costs to Related Adjusted September 30, 2019 % of Sales Charges Achieve Achieve Expenses September 30, 2019 % of Sales Net sales $ 3,334,511 100.0% $ - $ - $ - $ - $ 3,334,511 100.0 % Cost of sales 2,479,741 74.4% 3,345 - - 2,519 2,473,877 74.2 % Selling, general and admin. expenses 399,179 12.0% 1,378 3,414 595 14,930 378,862 11.4 % Interest expense 69,956 2.1% - - - - 69,956 2.1 % Other (income) expense, net (47,521) (1.4)% - - - - (47,521) (1.4)% Income before income taxes 433,156 13.0% (4,723) (3,414) (595) (17,449) 459,337 13.8 % Income taxes 94,115 2.8% 1,100 795 139 4,066 100,215 3.0 % Net income 339,041 10.2% (3,623) (2,619) (456) (13,383) 359,122 10.8 % Less: Noncontrolling interests 143 0.0% - - - - 143 0.0 % Net income - common shareholders $ 338,898 10.2% $ (3,623) $ (2,619) $ (456) $ (13,383) $ 358,979 10.8 % Diluted earnings per share $ 2.60 $ (0.03) $ (0.02) $ (0.01) $ (0.10) $ 2.76 23

Adjusted Amounts Reconciliation (Dollars in thousands) (Unaudited) Year-to-Date FY 2020 Business Lord Exotic Acquisition As Reported Realignment Costs to Costs to Related Adjusted September 30, 2019 % of Sales Charges Achieve Achieve Expenses September 30, 2019 % of Sales2 Diversified Industrial: North America1 $ 275,192 16.9% $ 2,278 $ 3,038 $ - $ - $ 280,508 17.3% International1 168,573 15.6% 2,447 376 - - 171,396 15.9% Aerospace Systems1 122,980 19.5% (7) - 595 2,519 126,087 20.0% Total segment operating income 566,745 17.0% (4,718) (3,414) (595) (2,519) 577,991 17.3% Corporate administration 48,902 1.5% 5 - - - 48,897 1.5% Interest expense 69,956 2.1% - - - - 69,956 2.1% Other (income) expense 14,731 0.4% - - - 14,930 (199) 0.0% Income before income taxes $ 433,156 13.0% $ (4,723) $ (3,414) $ (595) $ (17,449) $ 459,337 13.8% 1Segment operating income as a percent of sales is calculated on segment sales. 2Adjusted amounts as a percent of sales are calculated on as reported sales. 24

Reconciliation of Earnings per Diluted Share to Adjusted Earnings per Diluted Share (Unaudited) Three Months Ended September 30, (Amounts in dollars) 2019 2018 Earnings per diluted share $ 2.60 $ 2.79 Adjustments: Business realignment charges 0.04 0.02 Clarcor costs to achieve - 0.05 Lord costs to achieve 0.03 - Exotic costs to achieve 0.01 - Acquisition-related expenses 0.14 - 1 Tax effect of adjustments (0.06) (0.02) Adjusted earnings per diluted share $ 2.76 $ 2.84 1This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. 25

Business Segment Information (Unaudited) Three Months Ended September 30, (Dollars in thousands) 2019 2018 Net sales Diversified Industrial: North America $ 1,624,605 $ 1,681,044 International 1,078,850 1,233,766 Aerospace Systems 631,056 564,484 Total net sales $ 3,334,511 $ 3,479,294 Segment operating income Diversified Industrial: North America $ 275,192 $ 275,111 International 168,573 206,094 Aerospace Systems 122,980 109,855 Total segment operating income 566,745 591,060 Corporate general and administrative expenses 48,902 50,325 Income before interest expense and other expense 517,843 540,735 Interest expense 69,956 44,339 Other expense 14,731 36,673 Income before income taxes $ 433,156 $ 459,723 26

Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) Three Months Ended Three Months Ended (Dollars in thousands) September 30, 2019 September 30, 2018 Operating income Operating margin Operating income Operating margin Total segment operating income $ 566,745 17.0% $ 591,060 17.0 % Adjustments: Business realignment charges 4,718 2,403 Clarcor costs to achieve - 6,155 Lord costs to achieve 3,414 - Exotic costs to achieve 595 - Acquisition-related expenses 2,519 - Adjusted total segment operating income $ 577,991 17.3% $ 599,618 17.2% 27

Reconciliation of EBITDA to Adjusted EBITDA (Unaudited) Three Months Ended September 30, (Dollars in thousands) 2019 2018 Net sales $ 3,334,511 $ 3,479,294 Net income $ 339,041 $ 375,899 Income taxes 94,115 83,824 Depreciation and amortization 109,071 112,491 Interest expense 69,956 44,339 EBITDA 612,183 616,553 Adjustments: Business realignment charges 4,723 2,403 Clarcor costs to achieve - 6,210 Lord costs to achieve 3414 - Exotic costs to achieve 595 - Acquisition-related expenses 17,449 - Adjusted EBITDA $ 638,364 $ 625,166 EBITDA margin 18.4% 17.7 % Adjusted EBITDA margin 19.1% 18.0% 28

Reconciliation of EBITDA to Adjusted EBITDA RECONCILIATION OF TOTAL SEGMENT OPERATING MARGIN TO ADJUSTED TOTAL SEGMENT OPERATING MARGIN (Unaudited) Twelve Months Ended (Dollars in thousands) June 30, 2019 Operating income Operating margin Total segment operating income $ 2,431,233 17.0 % Adjustments: Business realignment charges 15,503 Clarcor costs to achieve 12,327 LORD acquisition and integration costs 912 Adjusted total segment operating income $ 2,459,975 17.2 % RECONCILIATION OF EBITDA TO ADJUSTED EBITDA (Unaudited) Twelve Months Ended (Dollars in thousands) June 30, 2019 Net sales $ 14,320,324 Net income 1,512,931 Income taxes 420,494 Depreciation and amortization 436,189 Interest expense 190,138 EBITDA 2,559,752 Adjustments: Business realignment charges 15,677 Clarcor costs to achieve 12,458 Lord acquisition and integration costs 17,146 Adjusted EBITDA $ 2,605,033 EBITDA margin 17.9 % Adjusted EBITDA margin 18.2% 29

Reconciliation of Forecasted FY2020 Total Segment Operating Margin to Adjusted Total Segment Operating Margin and EBITDA to Adjusted EBITDA

(Unaudited)
(Dollars in millions)

	Total Parker		LORD & Exotic		Legacy Parker	
	Operating income	Operating margin	Operating income	Operating margin	Operating income	Operating margin
Total segment operating income	$ 2,187	15.2 %	$ 21	2.0 %	$ 2,166	16.3 %
Adjustments:						
Business realignment charges	40		-		40	
Costs to achieve	27		24		3	
One-time acquisition expenses	82		82		-	
Adjusted total segment operating income	$ 2,335	16.3 %	$ 127	12.0 %	$ 2,209	16.6 %

RECONCILIATION OF FORECASTED FISCAL 2020 EBITDA TO FORECASTED FISCAL 2020 ADJUSTED EBITDA

(Unaudited)
(Dollars in millions)

	Total Parker	LORD & Exotic	Legacy Parker
Net sales	$ 14,348	$ 1,057	$ 13,291
Net income	1,165	(172)	1,337
Income taxes	345	(54)	399
Depreciation and amortization	576	140	436
Interest expense	328	126	202
EBITDA	2,414	39	2,374
Adjustments:			
Business realignment charges	40	-	40
Costs to achieve	27	24	3
One-time acquisition expenses	200	200	-
Adjusted EBITDA	$ 2,681	$ 263	$ 2,417
EBITDA margin	16.8 %	3.7 %	17.9 %
Adjusted EBITDA margin	18.7 %	24.8 %	18.2 %

Note: Data has been intentionally rounded to the nearest million and therefore may not sum

30

Parker

Consolidated Balance Sheet (Unaudited) September 30, June 30, September 30, (Dollars in thousands) 2019 2019 2018 Assets Current assets: Cash and cash equivalents $ 3,627,393 $ 3,219,767 $ 952,122 Marketable securities and other investments 282,102 150,931 40,787 Trade accounts receivable, net 1,983,242 2,131,054 2,065,158 Non-trade and notes receivable 288,762 310,708 312,162 Inventories 1,790,044 1,678,132 1,762,640 Prepaid expenses and other 166,536 182,494 165,213 Total current assets 8,138,079 7,673,086 5,298,082 Plant and equipment, net 1,880,157 1,768,287 1,828,034 Deferred income taxes 145,476 150,462 99,886 Goodwill 5,818,613 5,453,805 5,485,144 Intangible assets, net 2,693,756 1,783,277 1,956,101 Investments and other assets 892,508 747,773 757,795 Total assets $ 19,568,589 $ 17,576,690 $ 15,425,042 Liabilities and equity Current liabilities: Notes payable $ 1,736,779 $ 587,014 $ 796,861 Accounts payable 1,287,420 1,413,155 1,404,716 Accrued payrolls and other compensation 310,417 426,285 318,730 Accrued domestic and foreign taxes 188,571 167,312 238,423 Other accrued liabilities 634,141 558,007 549,791 Total current liabilities 4,157,328 3,151,773 3,308,521 Long-term debt 7,366,912 6,520,831 4,313,221 Pensions and other postretirement benefits 1,261,493 1,304,379 958,937 Deferred income taxes 178,454 193,066 265,418 Other liabilities 501,610 438,489 471,839 Shareholders' equity 6,096,616 5,961,969 6,101,380 Noncontrolling interests 6,176 6,183 5,726 31 Total liabilities and equity $ 19,568,589 $ 17,576,690 $ 15,425,042

Consolidated Statement of Cash Flows (Unaudited) Three Months Ended September 30, (Dollars in thousands) 2019 2018 Cash flows from operating activities: Net income $ 339,041 $ 375,899 Depreciation and amortization 109,071 112,491 Stock incentive plan compensation 52,633 42,941 Loss on sale of businesses - 3,029 Gain on plant and equipment and intangible assets (10,269) (3,826) Loss (gain) on marketable securities 201 (3,204) Gain on investments (498) (2,536) Net change in receivables, inventories and trade payables 53,526 (70,973) Net change in other assets and liabilities (77,794) (329,726) Other, net (16,780) 35,293 Net cash provided by operating activities 449,131 159,388 Cash flows from investing activities: Acquisitions (net of cash of $8,179 in 2019 and $690 in 2018) (1,696,456) (2,042) Capital expenditures (50,345) (42,106) Proceeds from sale of plant and equipment 19,284 10,969 Proceeds from sale of businesses - 4,515 Purchases of marketable securities and other investments (159,984) (2,844) Maturities and sales of marketable securities and other investments 26,477 14,127 Other 8,070 2,318 Net cash used in investing activities (1,852,954) (15,063) Cash flows from financing activities: Net payments for common stock activity (71,985) (64,855) Net proceeds from debt 2,023,714 158,477 Dividends (113,352) (100,869) Net cash provided by (used in) financing activities 1,838,377 (7,247) Effect of exchange rate changes on cash (26,928) (7,093) Net increase in cash and cash equivalents 407,626 129,985 Cash and cash equivalents at beginning of period 3,219,767 822,137 32 Cash and cash equivalents at end of period $ 3,627,393 $ 952,122

Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations (Unaudited) Three Months Ended Three Months Ended (Dollars in thousands) September 30, 2019 Percent of sales September 30, 2018 Percent of sales As reported cash flow from operations $ 449,131 13.5% $ 159,388 4.6 % Discretionary pension contribution - 200,000 Adjusted cash flow from operations $ 449,131 13.5% $ 359,388 10.3% 33

Reconciliation of Free Cash Flow Conversion (Unaudited) Three Months Ended (Dollars in thousands) September 30, 2019 Net income $ 339,041 Cash flow from operations $ 449,131 Capital Expenditures (50,345) Free cash flow $ 398,786 Free cash flow conversion (free cash flow / net income) 118% 34

Reconciliation of EPS Fiscal Year 2020 Guidance PARKER HANNIFIN CORPORATION - SEPTEMBER 30, 2019 RECONCILIATION OF FORECASTED EARNINGS PER DILUTED SHARE TO ADJUSTED FORECASTED EARNINGS PER DILUTED (Unaudited) (Amounts in dollars) Fiscal Year 2020 Forecasted earnings per diluted share $8.53 - $9.33 Adjustments: Business realignment charges 0.30 Costs to achieve 0.20 One-time acquisition expenses 1.54 1 Tax effect of adjustments (0.47) Adjusted forecasted earnings per diluted share $10.10 - $10.90 1This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. 35

Supplemental Sales Information Global Technology Platforms Three Months Ended (Unaudited) September 30, (Dollars in thousands) 2019 2018 Net sales Diversified Industrial: Motion Systems $ 766,815 $ 859,573 Flow and Process Control 1,011,354 1,061,064 Filtration and Engineered Material 925,286 994,173 Aerospace Systems 631,056 564,484 Total $ 3,334,511 $ 3,479,294 36